SUPPLEMENT TO THE PROSPECTUS
OF
Wells Fargo International Government Bond Fund
(the “Fund”)

The Fund’s Average Annual Total Returns table in the section entitled “Fund Summary - Performance” is hereby replaced with the following:

Average Annual Total Returns for the periods ended 12/31/2018
	Inception Date of Share Class	1 Year	5 Year	Performance Since 10/31/2017
Wells Fargo International Government Bond Fund (WIGBX) (before taxes)	10/31/2017	-1.45%	N/A	0.49%
Wells Fargo International Government Bond Fund (WIGBX) (after taxes on distributions)	10/31/2017	-1.86%	N/A	0.00%
Wells Fargo International Government Bond Fund (WIGBX) (after taxes on distributions and the sale of Fund Shares)	10/31/2017	-0.86%	N/A	0.17%
Wells Fargo International Government Bond Index (reflects no deduction for fees, expenses, or taxes)		-1.40%	N/A	0.54%
Bloomberg Barclays Global Treasury ex-US Total Return Index (reflects no deduction for fees, expenses, or taxes)		-1.83%	N/A	0.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

October 15, 2019	II109/P1300S2